Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) June 2011 “Focused manufacturer of engineered lifting equipment” Exhibit 99.1

Forward Looking Statements &
Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s first quarter 2011 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
“Focused
manufacturer of
engineered lifting
equipment”

Company Snapshot
“Focused
manufacturer of
engineered lifting
equipment”
Manitex
International, Inc.
Global provider of highly specialized and custom configured
cranes, materials and container handling equipment sold
through dealerships
Launched as a private company in 2003, Manitex International, is publicly traded as NASDAQ:MNTX and has steadily grown
organically and as a consolidator in its industry, acquiring seven branded product lines since going public in 2006
Energy, utilities, military, railroads, port, government/agency
Niches
Served
Company
Origin

Summary Financials
“Focused
manufacturer of
engineered lifting
equipment”
Financial Summary
Total Enterprise Value
(06/03/2011):
$90.9 million
Market Cap (06/03/2011): $57.0 million
2010 Revenue: $95.9 million
2010 Net Income: $2.1 million
2010 EBITDA: $8.7 million
Stock Price (06/03/2011): $5.00
Ticker / Exchange: MNTX / NASDAQ
Equity Capitalization
Diluted shares outstanding
03/31/2011):
11.6 million
Warrants outstanding (03/31/2011): $4.4 million
Avg. warrant strike price $4.59
$000,  except percentages 2007 2008 2009 2010
Revenues $106,946 $106,341 $55,887 $95,875
Gross Margin (%) 18.6% 16.4% 20.0% 24.3%
EBITDA $8,461 $5,416 $1,982 $8,676
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0%
Net income $2,126 $1,799 $3,639* $2,109
*includes gain on bargain purchase of $3,815

Investment Highlights
“Focused
manufacturer of
engineered lifting
equipment”
2010: Solid return to operating & net profitability
– Sales rebounded to $95.9 million, a 72% year-over-year increase
– Backlog advanced 80% to $40 million at 12/31/2010
– 2010 gross margin 24%, $6.7 million increase in EBITDA
– Record full year 2010 EBITDA margin of 9%
Experienced senior management
– Over 70 years of collective experience from
well-known industrial leaders - Terex,
Manitowoc, Rolls Royce, GKN Sinter Metals,
Grove and Genie
Global presence ~ 25K units
Operates worldwide
Equipment dealerships throughout world
– High recurring parts revenue stream: approximately 20% of
total sales (average 40% margin
Growing market share
– Increased penetration: oil and gas, power grid & rail
– Rebounding commercial sales
– Expanding international sales
Focused on earnings, cash flow
& working capital management

Manitex International Businesses
“Focused
manufacturer of
engineered lifting
equipment”
Growth Strategy
• Organic growth
• Strategic acquisitions
• International diversification
• Exploit synergies
Serving Major Industries
Business Model
Business Model
• Accretive, high margin niche
acquisitions; utilize seller
financing
• 2009: Badger & LoadKing
• 2010: CVS rental agreement
Global Provider
Global Provider
• Boom trucks
• Sign cranes
• Rough-terrain cranes
• Specialized material handling
equipment
• Reach stackers and container
handling equipment
• Energy
• Utilities
• Commercial
building
• Rental fleets
• Cargo transport
• Infrastructure
dev.
• Port & Inter-
Modal

“Focused
manufacturer of
engineered lifting
equipment”
• Engineered lifting
equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• Rough terrain forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
• Specialized railroad and
material handling
equipment since 1945
• Has built ~ 10,000 units
• Container handling
equipment for the global
port and inter-modal
sectors.
• Products: reach stackers,
laden and unladen
container forklifts  &
straddle carriers
Product Overview

Key Management
“Focused
manufacturer of
engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon
Labs (formerly listed)
Robert Litchev
President – Manufacturing
Operations
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing – Manitex
International
13+ years principally with Manitowoc

2010 2008 2009 2007

Company Timeline
“Focused
manufacturer of
engineered lifting
equipment”
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
January 2003:
Manitowoc divests
Manitex
December 2009:
Acquires Load
King Trailers
July 2009: Acquires
Badger Equipment Co.
November
2006: VCC
Acquires
LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Acquires Crane
& Machinery and
Schaeff Forklift
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010 : CVS
Operating Agreement
2006
2004 2002
2005
2003

Transformational Acquisition
(subject to approval)
“Focused
manufacturer of
engineered lifting
equipment”
Pre-7/10: CVS SpA
•Near Milan, Italy
•Designed  &
manufactured stackers &
lifting equipment for
global container handling
market 2008: CVS SpA
•Annual sales of $106M
prior to global downturn
2011
•Rental period could extend for up to
two years but creditors approval was
received in May 2011 so expect
completion Q3 2011
July 2010: MNTX CVS Ferrari srl
•MNTX subsidiary
•Rental agreement for certain assets
of CVS SpA in liquidation on an
exclusive basis filed with Italian court.
Includes offer to purchase at end of
insolvency process
Adds global products & scale
European manufacturing & design
Above average growth profile in containers / ports / inter-modal  sectors
• Consolidated sales &
profit from  07/10
• No assumption of “old
CVS” debt or liabilities
• Revenues currently
tracking at approx
$2M/month

Replacement Parts & Service
Consistent Recurring Revenue
“Focused
manufacturer of
engineered lifting
equipment”
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment

Pro-forma Revenues ($ millions)
“Focused
manufacturer of
engineered lifting
equipment”
• We believe Pro-forma revenues are more
representative of revenue opportunity
than revenues in the current phase of the
economic cycle
Manitex,  $80.0
Liftking,  $26.0
Crane & Machinery,  $18.1
Schaeff,  $3.3
Noble, $1.1
Badger,  $8.0
LoadKing,  $20.0
CVS Ferrari,  $80.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
Pro-forma Annual Revenue
• Pro-forma revenues are based on 2007
revenue numbers for each respective
business, regardless of date of
acquisition by Manitex International

Increased Market Share as
Market Declined
“Focused
manufacturer of
engineered lifting
equipment”
Boom Truck Crane Market
23.4%
16.7%
20.8%
29.6%
36.1%
32.0%
76.6%
83.3%
79.2%
70.4%
63.9%
68.0%
0.0%
25.0%
50.0%
75.0%
100.0%
2005 2006 2007 2008 2009 2010
Market Share
0
500
1000
1500
2000
2500
3000
Units Shipped
MNTX Others Total Units Shipped

Select Financial Data
“Focused
manufacturer of
engineered lifting
equipment”
$000, except percentages
2007 2008 2009 2010
Revenue $106,946 $106,341 $55,887 $95,875
Gross Margin 18.6% 16.4% 20.0% 24.3%
EBITDA 8,461 5,416 1,982 8,676
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0%
Net Income 2,126 1,799 3,639 * 2,109
* Includes gain on bargain purchase of $3,815
$106,946
$106,341
$55,887
$95,875
$8,461
$5,416
$1,982
$8,676
$1,799
$3,639
$2,109
$2,126
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009 2010
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Revenue EBITDA Net Income

Growth Drivers-
2010 and Beyond
“Focused
manufacturer of
engineered lifting
equipment”
Worldwide improvements: GDP, economic recovery
Increased market penetration with product developments
& innovative distribution
Synergy with railroad industry
Specific products for Oil & Gas, Railroads, Power Grid, Wind Power
Potential government infrastructure spending
International expansion
CVS Ferrari

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Growing market share
• Increased penetration in oil & gas, power grid
& rail
• Steady improvement in commercial sales
• Coordinated distribution of products
worldwide
• Continued expansion into international
markets
• In the recent past have scaled business to
match demand; now look forward to long
term growth
• Focused on earnings, cash flow and working
capital management
Delivering sound
operational and financial
performance despite
historic economic and
industry-specific
challenges
Poised for Growth

17 Appendix “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Corporate Presentation May 2011

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands Q1-2010 Q4-2010 Q1-2011
Net sales $21,970 $29,544 $31,722
          % change to prior quarter 44% 7%
Gross profit 5,212 7,660 6,459
        Gross margin % 23.7% 25.9% 20.4%
Operating expenses  4,169 5,605 5,207
Net Income 307 932 442
EBITDA 1,823 2,850 2,055
          EBITDA % of Sales 8.3% 9.6% 6.5%
Backlog ($ million) 21.8 39.9 47.7
$21,970
$29,544
$31,722
$1,823
$2,850
$2,055
$932 $442
$307
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Q1-2010 Q4-2010 Q1-2011
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Revenue EBITDA Net Income

Summarized Balance Sheet
“Focused
manufacturer of
engineered lifting
equipment”
Current assets $59,242 $54,703 $40,147 $40,685
Fixed assets 10,387 10,659 11,804 5,878
Other long term assets 39,587 40,155 42,734 39,665
Total Assets $109,216 $105,517 $94,685 $86,228
Current liabilities 25,413 23,011 14,569 17,062
Long term liabilities 39,786 39,232 39,688 34,152
Total Liabilities $65,199 $62,243 $54,257 $51,214
Shareholders equity 44,017 43,274 40,428 35,014
Total liabilities & Shareholders equity $109,216 $105,517 $94,685 $86,228
$000 31-Dec-08 31-Dec-09 31-Dec-10 31-Mar-11

Debt & Liquidity
$000
Q1-2011 Q4-2010 Q1-2010
Total Cash 1,441 662 455
Total Debt 35,293 34,019 34,590
Total Equity 44,017 43,274 41,291
Net capitalization 77,869 76,631 75,426
Net debt / capitalization 43.5% 43.5% 45.3%
YTD EBITDA 2,055 8,676 1,823
YTD EBITDA % of sales 6.5% 9.0% 8.3%
• Ebitda for Q1-2011 impacted by ConExpo expenditures of $0.5m
• N. American revolver facility, based on available collateral at March 31, 2010 was $23.7m. In Italy, additional transactional facilities of $2.4m in place subject to collateral for CVS.
• Cash and N. American revolver availability at March 31, 2010 $3.9m
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash
“Focused
manufacturer of
engineered lifting
equipment”

Working Capital
$000 Q1-2010 Q4 2010 Q1 2010
Working Capital $33,829 $31,692 $27,914
Days sales outstanding 53 60 59
Days payable outstanding 63 62 47
Inventory turns 2.8 2.9 2.6
Current ratio 2.3 2.4 2.9
Operating working capital 38,174 36,763 31,840
Operating working capital % of
LQ sales
30.1% 31.1% 36.2%
•Increase in working capital Q1-2011 v Q4-2010 principally from increased  cash
($0.8m) and inventory ($4.8m), offset by decreased receivables ($1.1m) and increased accounts payable, accruals & other liabilities ($1.8m)
•Inventory increase v Q4-2010 principally Manitex cranes and CVS
•Operating working capital improvement to 30% of annualized LQ sales
“Focused
manufacturer of
engineered lifting
equipment”